UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 18, 2019

WEX INC.
(Exact name of registrant as specified in its charter)
Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 Darling Avenue, South Portland, ME	04106
Address of principal executive offices	Zip Code
Registrant's telephone number, including area code	(207) 773-8171
Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 18, 2019, WEX Inc. (the “Company”) entered into the Fifth Amendment (the “Fifth Amendment”) to the Credit Agreement, dated as of July 1, 2016, among the Company, the subsidiaries of the Company identified therein, Bank of America, N.A., as administrative agent, and the lenders party thereto, as amended by the First Amendment to Credit Agreement dated July 3, 2017, the Second Amendment to Credit Agreement dated October 30, 2017, the Third Amendment to Credit Agreement dated January 17, 2018 and the Fourth Amendment to Credit Agreement dated August 24, 2018 (the “Original Credit Agreement”). The Fifth Amendment provides an additional tranche A-3 term loan in the principal amount of $300,000,000 such that the aggregate outstanding principal amount of tranche A-3 term loans has increased from $423,637,500.00 to $723,637,500.00. In addition, subject to certain conditions, the Fifth Amendment provides delayed draw commitments for an incremental $275,000,000 tranche A-3 term loan and an incremental $25,000,000 of revolving credit commitments (subject to conversion of  the delayed draw incremental tranche A-3 term loan commitments and incremental revolving credit commitments to commitments of the other type, as described below, the “Delayed Draw”).  The Delayed Draw is  expected to fund upon the closing of the previously announced acquisition of Discovery Benefits, Inc.  The commitments in respect of the Delayed Draw facility will expire on May 31, 2019 if the incremental tranche A-3 term loans have not been funded, and the other conditions precedent to effectiveness have been satisfied on or prior to such date.  At any time prior to May 31, 2019, the Company may elect to reduce the incremental tranche A-3 term loan commitments and the incremental revolving credit commitments on a pro rata basis.  In addition, the Company and any applicable Delayed Draw lender may agree to convert any portion of the incremental tranche A-3 term loan commitments and  incremental revolving credit commitments into commitments of the other type.

In connection with the execution of the Fifth Amendment, the Company paid certain customary fees and expenses of Bank of America, N.A., in its capacity as joint lead arranger and joint bookrunner in connection with the Fifth Amendment and in its capacity as administrative agent, and will pay certain ticking fees with respect to the Delayed Draw commitments. MUFG Union Bank, N.A., SunTrust Robinson Humphrey, Inc., Citizens Bank, N.A. and Wells Fargo Securities, LLC, also acted as joint lead arrangers and joint bookrunners, and Bank of Montreal and Santander Bank, N.A. acted as co-documentation agents.

The foregoing summary of the Fifth Amendment is qualified in its entirety by the complete text of the Fifth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Fifth Amendment, the Company borrowed $300,000,000 of tranche A-3 term loans on January 18, 2019, the proceeds of which will be used to fund a portion of the consideration payable upon the closing of the contemplated acquisition of Noventis.

The discussion of the Fifth Amendment set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index attached hereto.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K, including the information on Exhibit 10.1, contains "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative, although not all forward-looking statements contain such words. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which the Company operates and management’s beliefs and assumptions. There can be no assurance that the Company will be able to complete the Delayed Draw borrowings or the acquisitions of Discovery Benefits, Inc. or Noventis. The Company cannot guarantee that it actually will achieve the financial results, plans, intentions, expectations or guidance disclosed in the forward-looking statements made. Such forward-looking statements involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in such forward-looking statements. Such risks and uncertainties include or relate to, among other things: the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the ability to successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's failure to successfully operate and expand ExxonMobil's European and Asian commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of third-party service providers and any resulting negative impact on the Company’s reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company’s information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if the Company’s assessment of the fair value of certain reporting units changes; the uncertainties of litigation; as well as other risks and uncertainties identified in Item 1A of the Company’s Annual Report for the year ended December 31, 2017, filed on Form 10-K with the Securities and Exchange Commission on March 1, 2018.

The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of this Current Report on Form 8-K and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 22, 2019

WEX Inc.

By:	/s/ Roberto Simon
Name:	Roberto Simon
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1
Fifth Amendment to Credit Agreement, dated as of January 18, 2019, by and among WEX Inc., the subsidiaries of WEX Inc. identified therein, the lenders party thereto and Bank of America, N.A., as administrative agent.